UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) October 5, 2007

________________Multiband Corporation__________________
(Exact name of registrant as specified in its chapter)

Minnesota	13529	41-1255001
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

9449 Science Center Drive	55428
New Hope, Minnesota	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code 763-504-3000

_______________________________________________________
(Former name or former address, if changed since last report)

Item 8.01: Regulation FD Disclosure.

All signing parties to the letter of intent for a proposed merger involving Multiband Corporation and DirecTECH Holding Company, Inc. have agreed to extend the time to reach a definitive agreement in the matter from September 30, 2007 to October 31, 2007.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2007	Multiband Corporation

	By:	James L. Mandel
James L. Mandel
Chief Executive Officer